UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

Jeantex Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission file no. 0-26307

Florida	82-0190257
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

17011 Beach Blvd., Suite 1230, Huntington Beach, CA 92647
(Address of principal executive offices, including zip code)

714-843-5455
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 5, 2008, Jeantex Group, Inc. (the “Company”) dismissed its auditors, Jaspers + Hall PC (the "Former Accountant"). Effective November 5, 2008, the Company engaged McElravy, Kinchen & Associates, P.C. (the "New Accountant"), as its independent certified public accountant. The Company's decision to dismiss the Former Accountant and retain the New Accountant was approved by its Board of Directors on November 5, 2008.

The reports of the Former Accountant on the financial statements of the Company for each of the two most recent fiscal years, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years, except that the Former Accountant's opinion in its report on the Company's financial statements expressed substantial doubt with respect to the Company's ability to continue as a going concern for the last two fiscal years.

During the Company's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no reportable events as the term is described in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.

During the Company's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no disagreement with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

The Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit
16.1	Letter from Former Accountant, Jaspers + Hall PC, dated November 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                Jeantex Group, Inc.

Dated: November 5, 2008	/s/ Henry Fahman
Principal Executive/Financial Officer